Sextant Short-Term Bond Fund

Investor Shares: STBFX

March 30, 2022

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant Short-Term Bond Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.saturna.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 30, 2022, are incorporated by reference into this Summary Prospectus.

Sextant Short-Term Bond Fund

STBFX

Investment Objective

Capital preservation and current income.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (vary with performance)	0.38%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.66%
Fee Waiver and Expense Reimbursement	-0.06%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.60%

The adviser has committed through March 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the net operating expense ratio of 0.60%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$67	$210	$366	$819

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28.85% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its net assets in short-term bonds, including corporate and government bonds. Under normal circumstances, the Fund's dollar-weighted average maturity does not exceed three years. The Fund invests at least 65% of net assets in bonds rated within the three highest grades (AAA, AA, or A) and may not invest in a bond rated at the time of purchase below the fourth-highest grade (BBB).

Principal Risks of Investing

Market risk: The value of the Fund's shares rises and falls as the market value of the securities in which the Fund invests goes up and down. The market value of securities will fluctuate, sometimes significantly and unpredictably, with stocks generally being more volatile than bonds. When you redeem your shares, they may be worth more or less than what you paid for them. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

Interest rate risk: Investing in bonds includes the risk that as interest rates rise, bond prices will fall. Conversely, during periods of declining interest rates bond prices generally rise, but bond issuers may call or prepay the bond and reissue debt at lower interest rates. The longer a bond's maturity, the more sensitive the bond is to interest rate changes. The risks associated with changing interest rates may have unpredictable effects on bond markets, the liquidity of bonds, and the Fund's investments.

Credit risk: Investing in bonds includes the risk that an issuer will not pay interest or principal when due, or the issuer may default altogether. If an issuer's credit quality is perceived to decline, the value and liquidity of the issuer's bonds may also decline.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Large transaction risk: A significant percentage of the Fund's shares may be owned or controlled by the Adviser and its affiliates or other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund's net asset value and performance.

Sextant Short-Term Bond Fund

STBFX

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available at www.sextantfunds.com.

Best Quarter	Q2 2020	2.99%
Worst Quarter	Q1 2013	-0.90%

Average Annual Total Returns

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years and for the Life of the Fund compare to those of a broad-based market index.

Periods ended December 31, 2021
	1 Year	5 Years	10 Years	Life of FundA
Return before taxes	-1.10%	1.56%	1.24%	3.18%
Return after taxes on distributions	-1.52%	0.97%	0.69%	1.97%
Return after taxes on distributions and sale of Fund shares	-1.52%	0.95%	0.68%	1.61%
FTSE USBIG Govt/Corp 1-3 Year Bond Index
(reflects no deduction for fees, expenses, or taxes)	-0.45%	1.84%	1.36%	3.47%

A Sextant Short-Term Bond Fund began operations September 28, 1995.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Sextant Short-Term Bond Fund

STBFX

Investment Adviser

Saturna Capital Corporation is the Fund's investment adviser.

Portfolio Managers

Mr. Levi Stewart Zurbrugg MBA, CPA®, CFA®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Fund, which he has managed since 2020. Ms. Elizabeth Alm CFA®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the deputy portfolio manager, a role she assumed in 2020.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Sextant Short-Term Bond Fund.

The minimum initial investment is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write:   Sextant Mutual Funds
            Box N
            Bellingham, WA 98227-0596

Or Fax: 360-734-0755

Telephone request

Call: 800-728-8762 or 360-734-9900

Online

Visit: www.sextantfunds.com

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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